EXHIBIT 99.2 Earnings Release Supplement Fourth Quarter 2020

Citizens Community Bancorp, Inc. Table of Contents Segment Profiles COVID-19 Related Loan Deferrals Non-Owner Occupied CRE Owner Occupied CRE Multi-family Commercial and Industrial Loans Construction and Development Loans Agricultural Real Estate and Operating Loans Hotel Loans Restaurant Loans Credit Quality/Risk Rating Descriptions Loans by Risk Rating as of December 31, 2020 Loans by Risk Rating as of September 30, 2020 Loans by Risk Rating as of December 31, 2019 Allowance for Loan Losses Nonaccrual Loans Roll forward Other Real Estate Owned Roll forward Troubled Debt Restructurings in Accrual Status Acquired Loans – Non-accretable difference and accretable discount tables Capital Ratios – Bank and Company Page(s) 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 16 16 17 18 1

COVID-19 Related Loan Deferrals Source: Company filings Dollars in Thousands At December 31, 2020 Balance Number of Loans Commercial Deferrals Hotel Loans 51,643$ 11 Other Commercial Loans 4,817 14 Total Commercial Deferrals 56,460 25 Residential Deferrals 3,858 87 Consumer Deferrals 644 42 Total Deferrals at December 31, 2020 60,962$ 154 Commercial Loan Deferral Expiration by Quarter Balance Number of Loans Hotel Loans Quarter Ending March 31, 2021 915$ 1 Quarter Ending June 30, 2021 48,346 9 Quarter Ending September 30, 2021 2,382 1 Total Hotel Loans 51,643 11 Other Commercial Loans Quarter Ending March 31, 2021 1,494 6 Quarter Ending June 30, 2021 2,341 5 Quarter Ending September 30, 2021 982 3 Total Other Commercial Loans 4,817 14 Total Commercial Deferral Expirations 56,460$ 25 2

Citizens Community Bancorp Inc.

Non – Owner Occupied CRE

Non – Owner Occupied CRE


11%
2%
3%
4%
32%
4%
5%
6%
7%
26%
Hotel
CRE - Warehouse/Mini Storage
CRE - Senior Living
CRE - Office
CRE - Bar/Restaurant
Investor Residential
CRE - Retail
CRE - Industrial/Manufacturing
CRE - Mixed Use
Other

By Geography As of 12/31/2020


11%
32%
57%
Wisconsin
Minnesota
Other

Source: Internal Company Documents

Portfolio Characteristics Non - Owner Occupied CRE

	As of 12/31/2020	As of 09/30/2020
Loan Balance Outstanding In Millions	$307	$305
Number of Loans	785	783
Average Loan Size In Thousands	$391	$387
Approximate Weighted Average LTV	56%	57%
Approximate Weighted Average DSCR	2.4x	2.4x
Weighted Average Seasoning In Months	28	29
Trailing 12 Month Net Charge-Offs	0.00%	0.00%

Portfolio Fundamentals

- Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

3

Source: Internal Company Documents 15% 12% 10% 9% 9% 7% 7% 5% 24% CRE Campground CRE Restaurant CRE Retail CRE Industrial/Manufacturing CRE Warehouse/Mini Storage CRE Senior Living CRE Mixed Use CRE Office Other Owner Occupied CRE As of 12/31/2020 Portfolio Fundamentals 76% 16% 8% Wisconsin Minnesota Other By Geography As of 12/31/2020 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5-10 years with 20-year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no state income tax sales Owner Occupied CRE As of 12/31/2020 As of 9/30/2020 $201 $195 420 415 $478 $469 Approximate Weighted Average LTV 50% 50% 2.1x 2.0x Weighted Average Seasoning In Months 32 34 0.00% 0.00% Approximate Weighted Average DSCR Trailing 12 Month Net Charge-Offs Portfolio Characteristics Owner Occupied Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 4

Portfolio Fundamentals 57% 41% 2% Wisconsin Minnesota Other By Geography As of 12/31/2020 100% Multi-family Multi-family As of 12/31/2020 Source: Internal Company Documents • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family As of 12/31/2020 As of 09/30/2020 $122 $110 111 94 $1.10 $1.16 67% 67% Approximate Weighted Average DSCR 1.9x 1.9x 18 17 0.00% 0.00% Approximate Weighted Average LTV Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Multi-family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions 5

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial
As of 12/31/2020



16%
12%
10%
10%
8%
8%
7%
5%
4%
4%
4%
4%
3%
3%
2%
Manufacturing
Public Administration
Wholesale Trade
Construction
Administrative and Support
Other
Other Services
Health Care
Real Estate, Rental and Leasing
Transportation and Warehousing
Educational Services
Retail Trade
Professional Services
Agriculture
Finance and Insurance

By Geography
As of 12/31/2020



1%
16%
83%
Wisconsin
Minnesota
Other

Source: Internal Company Documents

Portfolio Characteristics - Commercial & Industrial

	As of 12/31/2020	As of 09/30/2020
Loan Balance In Millions	$117	$105
Number of Loans	764	740
Average Loan Size In Thousands	$153	$141
Approximate Weighted Average DSCR	2.4x	2.3x
Weighted Average Seasoning In Months	28	28
Trailing 12 Month Net Charge-Offs	0.78%	0.51%
Committed Line, if collateral	52	51

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

6

Citizens Community Bancorp Inc.

Construction & Development Loans

Commercial & Development
As of 12/31/2020


3%
12%
23%
4%
5%
7%
19%
7%
7%
13%
CRE Multi-family
CRE Senior Living
CRE Retail
Other Land
Residential Lot
Commercial 1-4 Family Construction
CRE Hospitality
CRE Industrial/Manufacturing
CRE Warehouse/Mini Storage
Other

By Geography
As of 12/31/2020


16%
25%
59%
Wisconsin
Minnesota
Other

Source: Internal Company Documents

Portfolio Characteristics - Construction & Development

	As of 12/31/2020	As of 09/30/2020
Loan Balance Outstanding In Millions	$99	$89
Number of Loans	125	125
Average Loan Size In Thousands	$788	$712
Approximate Weighted Average LTV	51%	51%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	62%	66%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd Party inspections and Title Company draws after balancing to sworn construction statement
- 1-4 Residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

7

43% 26% 18% 13% Crop Dairy Other Farming Other Agricultural As of 12/31/2020 Portfolio Fundamentals 68% 28% 4% Wisconsin Minnesota Other By Geography As of 12/31/20 Source: Internal Company Documents • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum Ag RE LTV of less than 65%; Equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital Agricultural Real Estate & Operating Loans As of 12/31/2020 As of 9/30/2020 $102 $106 645 627 $157 $169 1.7x 1.5x 35 37 -0.01% 0.12% Approximate Weighted Average DSCR Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Agriculture Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 8

68% 20% 9% 3% Flagged Historic Boutique Other Wisconsin Dells Area Hotels As of 12/31/2020 Portfolio Fundamentals 51% 32% 17% Minnesota Wisconsin Other By Geography As of 12/31/2020 Source: Internal Company Documents • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged properties, Historic hotels, including two hotels in Minneapolis • Wisconsin Dells Area projects were acquired from F&M • One flagged project approved with the SBA 504 structure; nearing completion of construction • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans As of 12/31/2020 As of 09/30/2020 $94 $102 32 35 $2.8 $3.0 56% 58% 2.3x 2.2x 0.00% 0.00%Trailing 12 Month Net Charge Offs Number of Loans Approximate DSCR - Non-Construction Portfolio Characteristics - Hotels Loan Balance Outstanding In Millions Average Loan Size In Millions Approximate Weighted Average LTV 9

50% 17% 9% 11% 7% 6% Culver's - Limited Service Restaurants Other National Limited Services Micro Breweries Other Drinking Establishments Restaurants As of 12/31/2020 Portfolio Fundamentals 77% 21% 2% Wisconsin Minnesota Other By Geography As of 12/31/2020 Source: Internal Company Documents • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Micro Breweries concentrated in Eau Claire area • Lessors of RE include investor and owner-occupied structure Restaurant Loans As of 12/31/2020 As of 9/30/2020 $37 $39 90 91 $412 $428 57% 54% 3.3x 2.8x 0.00% 0.00% Portfolio Characteristics - Restaurants Approximate Weighted Average DSCR Trailing 12 Month Net Charge-Offs Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 10

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 11

Below is a breakdown of loans by risk rating as of December 31, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 349,482	$ 543	$ 1,088	$ —	$ —	$ 351,113
Agricultural real estate	30,041	446	1,254	—	—	31,741
Multi-family real estate	112,423	308	—	—	—	112,731
Construction and land development	87,763	—	3,478	—	—	91,241
C&I/Agricultural operating:						
Commercial and industrial	91,474	20	3,796	—	—	95,290
SBA PPP loans	123,702	—	—	—	—	123,702
Agricultural operating	22,462	934	1,061	—	—	24,457
Residential mortgage:						
Residential mortgage	82,097	7	4,179	—	—	86,283
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	11,986	—	70	—	—	12,056
Total originated loans	$ 943,005	$ 2,258	$ 15,462	$ —	$ —	$ 960,725
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 148,303	$ 4,274	$ 3,985	$ —	$ —	$ 156,562
Agricultural real estate	31,147	—	5,907	—	—	37,054
Multi-family real estate	9,273	—	148	—	—	9,421
Construction and land development	7,237	—	39	—	—	7,276
C&I/Agricultural operating:						
Commercial and industrial	20,918	9	336	—	—	21,263
Agricultural operating	7,838	—	490	—	—	8,328
Residential mortgage:						
Residential mortgage	42,805	131	2,167	—	—	45,103
Consumer installment:						
Other consumer	1,150	—	7	—	—	1,157
Total acquired loans	$ 268,671	$ 4,414	$ 13,079	$ —	$ —	$ 286,164
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 497,785	$ 4,817	$ 5,073	$ —	$ —	$ 507,675
Agricultural real estate	61,188	446	7,161	—	—	68,795
Multi-family real estate	121,696	308	148	—	—	122,152
Construction and land development	95,000	—	3,517	—	—	98,517
C&I/Agricultural operating:						
Commercial and industrial	112,392	29	4,132	—	—	116,553
SBA PPP loans	123,702	—	—	—	—	123,702
Agricultural operating	30,300	934	1,551	—	—	32,785
Residential mortgage:						
Residential mortgage	124,902	138	6,346	—	—	131,386
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	13,136	—	77	—	—	13,213
Gross loans	$ 1,211,676	$ 6,672	$ 28,541	$ —	$ —	$ 1,246,889
Less:						
Unearned net deferred fees and costs and loans in process						(4,245)
Unamortized discount on acquired loans						(5,063)
Allowance for loan losses						(17,043)
Loans receivable, net						$ 1,220,538

12

Below is a breakdown of loans by risk rating as of September 30, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 318,915	$ 1,947	$ 1,166	$ —	$ —	$ 322,028
Agricultural real estate	30,807	454	1,269	—	—	32,530
Multi-family real estate	100,148	—	—	—	—	100,148
Construction and land development	77,514	—	3,478	—	—	80,992
C&I/Agricultural operating:						
Commercial and industrial	75,338	802	3,819	—	—	79,959
SBA PPP loans	139,166	—	—	—	—	139,166
Agricultural operating	23,040	28	1,256	—	—	24,324
Residential mortgage:						
Residential mortgage	85,922	7	4,171	—	—	90,100
Purchased HELOC loans	6,220	—	327	—	—	6,547
Consumer installment:						
Originated indirect paper	28,312	—	223	—	—	28,535
Other consumer	13,135	—	86	—	—	13,221
Total originated loans	$ 898,517	$ 3,238	$ 15,795	$ —	$ —	$ 917,550
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 168,360	$ 4,237	$ 6,048	$ —	$ —	$ 178,645
Agricultural real estate	33,765	—	6,848	—	—	40,613
Multi-family real estate	9,372	—	148	—	—	9,520
Construction and land development	8,264	—	82	—	—	8,346
C&I/Agricultural operating:						
Commercial and industrial	23,572	59	782	—	—	24,413
Agricultural operating	8,688	—	946	—	—	9,634
Residential mortgage:						
Residential mortgage	49,243	243	2,268	—	—	51,754
Consumer installment:						
Other consumer	1,404	—	5	—	—	1,409
Total acquired loans	$ 302,668	$ 4,539	$ 17,127	$ —	$ —	$ 324,334
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 487,275	$ 6,184	$ 7,214	$ —	$ —	$ 500,673
Agricultural real estate	64,572	454	8,117	—	—	73,143
Multi-family real estate	109,520	—	148	—	—	109,668
Construction and land development	85,778	—	3,560	—	—	89,338
C&I/Agricultural operating:						
Commercial and industrial	98,910	861	4,601	—	—	104,372
SBA PPP loans	139,166	—	—	—	—	139,166
Agricultural operating	31,728	28	2,202	—	—	33,958
Residential mortgage:						
Residential mortgage	135,165	250	6,439	—	—	141,854
Purchased HELOC loans	6,220	—	327	—	—	6,547
Consumer installment:						
Originated indirect paper	28,312	—	223	—	—	28,535
Other consumer	14,539	—	91	—	—	14,630
Gross loans	$ 1,201,185	$ 7,777	$ 32,922	$ —	$ —	$ 1,241,884
Less:						
Unearned net deferred fees and costs and loans in process						(5,033)
Unamortized discount on acquired loans						(6,712)
Allowance for loan losses						(14,836)
Loans receivable, net						$ 1,215,303

13

Below is a breakdown of loans by risk rating as of December 31, 2019:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 301,381	$ 266	$ 899	$ —	$ —	$ 302,546
Agricultural real estate	31,129	829	2,068	—	—	34,026
Multi-family real estate	71,877	—	—	—	—	71,877
Construction and land development	67,989	—	3,478	—	—	71,467
C&I/Agricultural operating:						
Commercial and industrial	85,248	1,023	3,459	—	—	89,730
Agricultural operating	19,545	402	770	—	—	20,717
Residential mortgage:						
Residential mortgage	104,428	—	4,191	—	—	108,619
Purchased HELOC loans	8,407	—	—	—	—	8,407
Consumer installment:			—			
Originated indirect paper	39,339	—	246	—	—	39,585
Other consumer	15,425	—	121	—	—	15,546
Total originated loans	$ 744,768	$ 2,520	$ 15,232	$ —	$ —	$ 762,520
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 196,692	$ 6,084	$ 9,137	$ —	$ —	$ 211,913
Agricultural real estate	42,381	534	8,422	—	—	51,337
Multi-family real estate	13,533	—	1,598	—	—	15,131
Construction and land development	14,181	—	762	—	—	14,943
C&I/Agricultural operating:						
Commercial and industrial	41,587	932	1,485	—	—	44,004
Agricultural operating	15,621	350	1,092	—	—	17,063
Residential mortgage:						
Residential mortgage	65,125	436	2,152	—	—	67,713
Consumer installment:						
Other consumer	2,628	—	12	—	—	2,640
Total acquired loans	$ 391,748	$ 8,336	$ 24,660	$ —	$ —	$ 424,744
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 498,073	$ 6,350	$ 10,036	$ —	$ —	$ 514,459
Agricultural real estate	73,510	1,363	10,490	—	—	85,363
Multi-family real estate	85,410	—	1,598	—	—	87,008
Construction and land development	82,170	—	4,240	—	—	86,410
C&I/Agricultural operating:						
Commercial and industrial	126,835	1,955	4,944	—	—	133,734
Agricultural operating	35,166	752	1,862	—	—	37,780
Residential mortgage:						
Residential mortgage	169,553	436	6,343	—	—	176,332
Purchased HELOC loans	8,407	—	—	—	—	8,407
Consumer installment:						
Originated indirect paper	39,339	—	246	—	—	39,585
Other consumer	18,053	—	133	—	—	18,186
Gross loans	$ 1,136,516	$ 10,856	$ 39,892	$ —	$ —	$ 1,187,264
Less:						
Unearned net deferred fees and costs and loans in process						(393)
Unamortized discount on acquired loans						(9,491)
Allowance for loan losses						(10,320)
Loans receivable, net						$ 1,167,060

14

Allowance for Loan Losses (in thousand, except ratios) December 31, 2020 and Three Months Ended September 30, 2020 and Three Months Ended June 30, 2020 and Three Months Ended December 31, 2019 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 14,836 $ 13,373 $ 11,835 $ 9,177 Loans charged off: Commercial/Agricultural real estate — — — (156) C&I/Agricultural operating (300) (103) (246) — Residential mortgage — (51) — (16) Consumer installment (23) (10) (65) (119) Total loans charged off (323) (164) (311) (291) Recoveries of loans previously charged off: Commercial/Agricultural real estate 1 73 76 — C&I/Agricultural operating 11 33 — — Residential mortgage — 1 6 3 Consumer installment 18 20 17 31 Total recoveries of loans previously charged off: 30 127 99 34 Net loans charged off (“NCOs”) (293) (37) (212) (257) Additions to ALL via provision for loan losses charged to operations 2,500 1,500 1,750 1,400 ALL, at end of period $ 17,043 $ 14,836 $ 13,373 $ 10,320 Average outstanding loan balance $ 1,240,895 $ 1,258,224 $ 1,266,273 $ 1,136,330 Ratios: NCOs (annualized) to average loans 0.09% 0.01% 0.07% 0.09% 15

Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Balance, beginning of period	$ 13,154	$ 14,787	$ 16,090	$ 19,056	$ 19,022
Additions	912	716	1,907	1,811	2,641
Acquired nonaccrual loans	—	—	—	—	—
Charge offs	(2)	(141)	(175)	(452)	(198)
Transfers to OREO	—	(172)	—	(1,100)	(425)
Return to accrual status	—	(165)	(1,702)	(120)	(14)
Payments received	(3,317)	(1,744)	(1,292)	(2,887)	(1,957)
Other, net	—	(127)	(41)	(218)	(13)
Balance, end of period	$ 10,747	$ 13,154	$ 14,787	$ 16,090	$ 19,056

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Balance, beginning of period	$ 756	$ 692	$ 1,412	$ 1,429	$ 1,348
Loans transferred in	—	172	—	988	495
Sales	(529)	(86)	(681)	(965)	(378)
Write-downs	(68)	(26)	(151)	(49)	(64)
Other, net	(3)	4	112	9	28
Balance, end of period	$ 156	$ 756	$ 692	$ 1,412	$ 1,429

Troubled Debt Restructurings in Accrual Status
(in thousands, except number of modifications)

	December 31, 2020		September 30, 2020		June 30, 2020		December 31, 2019	
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment
Troubled debt restructurings: Accrual Status								
Commercial/Agricultural real estate	16	$ 4,695	19	$ 5,480	19	$ 1,885	14	$ 1,730
C&I/Agricultural Operating	4	3,836	5	3,868	5	1,199	2	366
Residential mortgage	43	3,162	42	3,178	39	2,981	40	3,233
Consumer installment	8	49	7	53	8	62	7	67
Total loans	71	$ 11,742	73	$ 12,579	71	$ 6,127	63	$ 5,396

16

Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank's non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank's accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter.

Non-accretable difference:

	(in thousands)				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Non-accretable difference, beginning of period	$ 1,661	$ 3,355	$ 4,327	$ 6,290	$ 6,737
Additions to non-accretable difference for acquired purchased credit impaired loans	—	—	—	—	(170)
Non-accretable difference realized as interest from payoffs of purchased credit impaired loans	(324)	(130)	(196)	(1,043)	(271)
Transfers from non-accretable difference to accretable discount.	(50)	(1,294)	(741)	(669)	—
Non-accretable difference used to reduce loan principal balance	(200)	(270)	(35)	—	—
Non-accretable difference transferred to OREO due to loan foreclosure	—	—	—	(251)	(6)
Non-accretable difference, end of period	$ 1,087	$ 1,661	$ 3,355	$ 4,327	$ 6,290

The table below provides the changes in accretable discount for acquired loans.

Accretable discount:

	(in thousands)				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Accretable discount, beginning of period	$ 5,050	$ 4,032	$ 3,637	$ 3,201	$ 3,435
Additions to accretable discount for acquired performing loans	—	—	—	—	—
Accelerated accretion from payoff of certain PCI loans with transferred non-accretable difference	(872)	—	(99)	—	—
Transfers from non-accretable difference to accretable discount	50	1,294	741	669	—
Scheduled accretion	(252)	(276)	(247)	(233)	(234)
Accretable discount, end of period	$ 3,976	$ 5,050	$ 4,032	$ 3,637	$ 3,201

17

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights December 31, 2020 (unaudited) September 30, 2020 (unaudited) June 30, 2020 (unaudited) December 31, 2019 (audited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 9.9% 9.9% 9.9% 10.4% 5.0% Tier 1 capital (to risk weighted assets) 13.5% 13.7% 12.9% 12.2% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.5% 13.7% 12.9% 12.2% 6.5% Total capital (to risk weighted assets) 14.7% 15.0% 14.0% 13.1% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights December 31, 2020 (unaudited) September 30, 2020 (unaudited) June 30, 2020 (unaudited) December 31, 2019 (audited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 7.7% 7.5% 7.4% 7.7% 5.0% Tier 1 capital (to risk weighted assets) 10.5% 10.5% 9.7% 9.1% 8.0% Common equity tier 1 capital (to risk weighted assets) 10.5% 10.5% 9.7% 9.1% 6.5% Total capital (to risk weighted assets) 14.3% 14.3% 12.1% 11.2% 10.0% 18